SECURITIES AND EXCHANGE COMMISSION

                             Washington,  D.C.  20549

                          ----------------------------

                                    Form 8-K

                                 CURRENT  REPORT
                       PURSUANT  TO  SECTION  13  OR  15(d)  OF
                       THE  SECURITIES  EXCHANGE  ACT  OF  1934

       Date  of  Report  (Date  of  earliest  event  reported):  April  8,  2003


                              99(CENT)  ONLY  STORES
               (Exact  Name  of  Registrant  as  Specified  in  Charter)



           California                  1-11735                 95-2411605
   (State or Other Jurisdiction       (Commission             (IRS Employer
       of  Incorporation)             File  Number)         Identification No.)


4000  East  Union  Pacific  Avenue
City  of  Commerce,  California                                       90023
(Address  of  Principal  Executive  Offices)                       (Zip  Code)


  Registrant's  telephone  number,  including  area  code:  (323)  980-8145


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ITEM  5.  Other  Events  and  Required  FD  Disclosure

          On April 8, 2003, the Company issued a press release. The press release is attached hereto as Exhibit 99 and incorporated herein by reference.

ITEM  7.  Financial  Statements,  Pro  Forma Financial Information and Exhibits.

          The press release described in Item 5 above is attached hereto as
Exhibit 99.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              99(cent)ONLY  STORES

Date:  April  8,  2003                      By:  /S/  ANDREW  FARINA


                                          ---------------------------------
                                            Andrew  Farina
                                            Chief  Financial  Officer





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                                  EXHIBIT  INDEX

Exhibit  No.     Description

99               Press  Release  dated  April  8,  2003.


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